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                                                                   EXHIBIT 10.43


                     NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT, dated October 1, 1998 is made by and between KFx Inc., a Delaware corporation hereinafter referred to as "Company," and Seth L. Patterson hereinafter referred to as "Optionee":

     WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.001 par value Common Stock; and

     WHEREAS, the Company has determined that it would be to the advantage and best interest of the Company to grant the Non-Qualified Option provided for herein to the Optionee as a consideration for certain services provided by Optionee to the Company;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. General. Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

     "Board" shall mean the Board of Directors of the Company.

     "Bylaws" shall mean the Amended and Restated Bylaws of the Company, as amended from time to time.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Commission" shall mean the Securities and Exchange Commission.

     "Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain. "Company Subsidiary" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than 50 percent of the capital or profits interests.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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     "Option" shall mean the Non-Qualified Option to purchase Common Stock of the Company granted under this Agreement.

     "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon exercise of the Option (but only if the Option is currently exercisable) and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act.

     "Registration Statement" means a registration statement filed by the Company with the Securities and Exchange Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement coveting only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Secretary" shall mean the Secretary of the Company.

     "Securities Act" shall mean the Securities Act of 1933, as amended.


                                   ARTICLE II

                                GRANT OF OPTION

     Section 2.01. Grant of Option. In consideration of the Optionee's agreement as provided in Section 2.03, and for other good and valuable consideration and on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of Two Hundred Fifty Thousand (250,000) shares of its $.001 par value Common Stock (the "Option Shares") upon the terms and conditions set forth in this Agreement.

     Section 2.02. Purchase Price. The purchase price of each share of stock covered by the Option shall be equal to $3.75 (the "Exercise Price"), without commission or other charge.

     Section 2.03. Consideration to Company. The grant of this Option by the Company to Optionee is in consideration for the Optionee accepting employment as an officer of the Company.

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                                  ARTICLE III

                           VESTING AND EXERCISABILITY

     Section 3.01. Commencement of Exercisability. The Optionee may exercise the Option to purchase some or all of the Option Shares as follows:

        (a) For purposes of this Agreement, the Option Shares shall be deemed "Nonvested Shares" unless they have become "Vested Shares" pursuant to the following provisions. The Option Shares shall become Vested Shares as follows:

            (i) On October 1, 1999, 20% of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board.

            (ii) On October 1, 2000, October 1, 2001 and October 1, 2002, an additional 20% of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board.

            (iii) On October 1, 2003, the remaining 20% of the Option Shares reserved for issuance under the Option shall become Vested Shares without further action by the Board.

        (b) Subject to the relevant provisions and limitations contained herein, the Optionee may exercise the Option to purchase some or all of the Vested Shares at any time after the vesting thereof. In no event shall the Optionee be entitled to exercise the Option for Nonvested Shares or for a fraction of a Vested Share.

        (c) The unexercised portion of the Option, if any, will automatically and without notice terminate and become null and void at 5:00 p.m., Denver, Colorado time on October 1, 2005. If, however, the Optionee's employment with the Company or any subsidiary of the Company terminates before such termination date, this Option will terminate on the applicable date as described in Section 3.02.

     Section 3.02. Duration of Exercisability. The Option, or any portion thereof, shall remain exercisable until it becomes unexercisable under Section 3.03.

     Section 3.03. Expiration of Option. The Option may not be exercised to any extent by the Optionee after the first to occur of the following events:

        (a) The expiration of seven (7) years from the date the Option was granted; or

        (b) The expiration of one (1) year from the date of the Optionee's death; provided, however, the Company may extend the expiration date of any such Option to accommodate such exercise; or

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          (c) The effective date of either the merger or consolidation of the
     Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Company waives this provision or accelerates the exercise of the Options pursuant to Section 3.04 in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Company shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.03.

     Section 3.04. Acceleration of Exercisability. In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or thereon of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Company shall, upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.03(e), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under
Section 3.01(a); provided, however, that this acceleration of exercisability shall not take place if:

          (a) This Option becomes unexercisable under Section 3.03 prior to said effective date; or

          (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by a parent or subsidiary of such corporation; and

provided, further, that nothing in the Section 3.04 shall make this Option exercisable if it is otherwise unexercisable by reason of Section 4.04.

     The Company may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.


                                   ARTICLE IV

                               EXERCISE OF OPTION

     Section 4.01. Person Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable

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under Section 3.03, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

     Section 4.02. Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.03; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

     Section 4.03. Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.03:

          (a)  Notice in writing signed by the Optionee or the other person then
entitled to   exercise the Option or portion, stating that the Option or portion
is thereby exercised, such   notice complying with all applicable rules
established by the Company; and

          (b) Full payment to the Secretary (in cash or by check) for the shares with respect to which such Option or portion is exercised;

          (c) A bona fide written representation and agreement, in a form satisfactory to the Company, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, reasonable expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Company may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Company may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

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          (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e) In the event the Option or portion shall be exercised pursuant to
     Section 4.01 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

     Section 4.04. Conditions to Issuance of Stock Certificates. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Company may from time to time establish for reasons of administrative convenience.

     Section 4.05. Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

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                                   ARTICLE V

                            INCIDENTAL REGISTRATION

     Section 5.01. Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing give written notice to the Optionee of its intention to do so and, upon the written request of the Optionee given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of the Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by the Optionee to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Optionee, provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 5 without obligation to the Optionee.

     Section 5.02. In connection with any registration under this Section 5 involving an underwriting the Company shall not be required to include any Registrable Shares in such registration unless the Optionee accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein.


                                   ARTICLE VI

                            REGISTRATION PROCEDURES

     Section 6.01. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

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          (c) as expeditiously as possible furnish to the Optionee of such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Optionee may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Optionee shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Optionee to consummate the public sale or other disposition in such states of the Registrable Shares; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the Optionee and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Optionee and, if requested, the Optionee shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Optionee with revised prospectuses and, following receipt of the revised prospectuses, the Optionee shall be free to resume making offers of the Registrable Shares.


                                  ARTICLE VII

                             ALLOCATION OF EXPENSES

     Section 7.01. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 6.01 is withdrawn at the request of the Optionee (other than as a result of information concerning the business or financial condition of the Company which is made known to the Optionee after the date on which such registration was requested) the Optionee shall pay the Registration Expenses of such registration. For purposes of this Section 7, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Optionee, state Blue Sky fees and expenses (and the expense of any special audits incident to or required by any such registration), but excluding underwriting discounts and selling commissions.

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                                  ARTICLE VIII

                                OTHER PROVISIONS

     Section 8.01. Option Not Transferable. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 8.01 shall not prevent transfers by will or by the applicable laws of descent and distribution.

     Section 8.02. Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

     Section 8.03. Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 8.03, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 8.03.
Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

     Section 8.04. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     Section 8.05. Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

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     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                              KFx Inc.


                              By /s/ Theodore Venners
                                 -----------------------
                                     Theodore Venners
                                     Chairman



                              By /s/ Rudolph G. Swenson
                                 -----------------------
                                     Rudolph G. Swenson
                                     Secretary


/s/ Seth L. Patterson
-------------------------
Seth L. Patterson


Seth L. Patterson
-------------------------------------------
13841 Silverton Drive, Broomfield, CO 80020
-------------------------------------------
Address


Taxpayer
Identification Number:

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